EXHIBIT 32.1
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   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Current Report of Precision Drilling Trust (the "Trust") on Form 6-K dated May 8, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hank B. Swartout, Chairman and Chief Executive Officer of Precision Drilling Corporation, administrator of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


     Date: May 8, 2006



                              By:  /s/ Hank B. Swartout
                                   ----------------------------------------
                              Name:  Hank B. Swartout
                              Title: Chairman and Chief Executive Officer
                                     of Precision Drilling Corporation
                                     Administrator of Precision Drilling Trust